Exhibit 10.5

TRADUCCIÓN PÚBLICA/CERTIFIED TRANSLATION

NON-RESIDENTIAL PROPERTY LEASE AGREEMENT WITH FACILITIES, MACHINERY, EQUIPMENT, FITTINGS, FURNITURE AND FIXTURES, ENTERED INTO BY S.A. MOINHO DA BAHIA, LESSOR, ON ONE PART, AND MOINHO CANUELAS LTDA., LESSEE, ON THE OTHER PART, BY ISSUANCE OF A SURETY BOND, UNDER THE FOLLOWING TERMS AND CONDITIONS:

I. CONTRACTING PARTIES.

On one part, as LESSOR, S/A MOINHO DA BAHIA, a company located in the township of Salvador, Bahia State, domiciled at 863 Estados Unidos Avenue, duly registered with the CNPJ [Register of Companies] under no. 33,146,804/0001-52, hereat represented by its directors, Messrs. DIONÍSIO GOMES SANTANA; Brazilian, widower, merchant, domiciled at Ariosvaldo Pereira Lima, block 08, house 52, Stiep, holder of RG [identity card] no. 00955281-21-SSP/BA [Public Security Secretary/Bahia State] and holder of CPF/MF [Register of Individuals/Finance Department] under no. 030,581,075-87; and EDVALDO JOSÉ DE SOUZA, Brazilian, married, merchant, domiciled at 30 Madalena Paraguassu, Pau Miúdo, holder of RG no. 00283898-24-SSP/BA and holder of CPF/MF under no. 019,554,115-49, domiciled in this City of Salvador, Bahia;

On the other part, as LESSEE, MOINHO CANUELAS LTDA., a Brazilian private limited liability company, located in the City of Cabedelo, Paraíba State, at (w/n) Presidente João Pessoa, Warehouse no. 2, Cabedelo Port, duly registered with the CNPJ under no. 03,763,491/0001-10, hereat represented by its attorney-at-law, CARLOS ADRIANO NAVILLI, Argentinean, married, businessman, domiciled in the City of São Paulo, State of São Paulo, at 545 São Bento, 2nd floor, mezzanines 1, 2 and 13, holder of Foreigner’s Identity Card RNE no. V314887-5-SE/DPMAF/SP, holder of Argentine passport no. 12,657,137 and registered with the CPF under no. 227,611,978-01;

II. GUARANTOR.

MOLINO CAÑUELAS S.A.C.I.F.I.A. hereby appears as guarantor of this agreement, a company duly incorporated and validly existing according to the laws of the Republic of Argentina, located at 160 J. F. Kennedy, City of Cañuelas, Province of Buenos Aires, Argentina, in order to guarantee the terms hereof, and signs this instrument solely to honor any unpaid rents and contractual breaches by LESSEE, hereat represented by its attorney-at-law, CARLOS ADRIANO NAVILLI, Argentinean, married, businessman, domiciled in the City of São Paulo, State of São Paulo, at 545 São Bento, 2nd floor, mezzanines 1, 2 and 13, holder of Foreigner’s Identity Card RNE no. V314887-5-

SE/DPMAF/SP [Foreigners’ Service/Marine, Airport and Border Police Department/São Paulo], holder of Argentine passport no. 12,657,137, and registered with the CPF under no. 227,611,978-01;

Therefore, according to the provisions set forth in sections 1,144 to 1,149 of the Civil Code, the parties agree to execute this NON-RESIDENTIAL PROPERTY LEASE AGREEMENT, hereafter referred to as the AGREEMENT, with its facilities, machinery, equipment, fittings, furniture, and fixtures, which shall be governed by Act No. 8,245, dated October 18, 1991, sections 51 et seq. (Non-Residential Lease), as supplemented by Act No. 6404/76 and other applicable provisions, and by the following terms and conditions:

ARTICLE FIRST - SUBJECT MATTER.

LESSOR is the lawful owner of the real estate (Exhibit I - Registration), which is settled in an area of 5,075.90 square meters and featured by the limits and boundaries of its location, between França and Estados Unidos Avenues, and Suécia St., in the neighborhood of Pilar, urban area of the City of Salvador, State of Bahia, as well as of its respective facilities, machinery, equipment, furniture, and fixtures (Exhibit II), which shall be classified in the referred Exhibit II with the following “status”: i) in proper conditions for use; ii) incomplete machines; iii) repair or maintenance required; and iv)  useless.  Therefore, the subject matter of this agreement includes:

1. The real estate under valuation (Exhibit I), registered under no. 19,011 with Real Estate Title Register No. 4 of Salvador, Bahia, as well as the certificate issued on 01/24/2000 by Real Estate Title Register No. 2 of Salvador, Bahia, and;

2. Any facilities, machinery, equipment, furniture, and fixtures included therein, which are part of it, will be hereinafter referred to as the INDUSTRIAL PLANT (Exhibit II), owned by LESSOR, with the following liens appearing in the referred registration: under no. 01, dated August 14, 1985, filed under no. 831 of the Auxiliary Register, the owner granted DESENBANCO BANCO DE DESENVOLVIMENTO DO ESTADO DA BAHIA S/A, as first priority mortgage, the referred real estate as security for the loan granted to it, for the value of BRL 1,553,411.54, due on August 15, 2000; under no. 02, dated August 1995, Industrial Credit Note No. 95/12, issued on July 26, 1995, filed under no. 832 of the Auxiliary Register, whereby the owner granted DESENBANCO BANCO DE DESENVOLVIMENTO DO ESTADO DA BAHIA S/A, as second priority mortgage, the real estate subject to this certificate, as security for the loan granted to it, for the value of BRL 1,325,138.80, due on July 15, 2001; under no. 03, dated July 29, 1998, the re-ratification addendum dated July 12, 1998, in order to rectify the note that originated the R.2 of this certificate, and to auxiliary register no. 832; under no. 04, the rectification and ratification addendum to industrial credit note no. 95/12, dated January 7, 1999, under no. V.5, the rectification and ratification addendum dated 02/12/1998 of industrial credit note no. 95/19, subject to the R.l; and, furthermore, under no. AV.6, the rectification and ratification addendum dated 01/07/1999 of industrial credit note no. 95/19, subject of the R.1, and any other liens appearing on the referred registration.

3. The INDUSTRIAL PLANT described above shall be delivered by LESSOR to LESSEE in the term of up to 120 (one hundred and twenty) days as from the execution date hereof, free and clear of any goods, occupants, tax registrations, and documents.

a) LESSEE expressly acknowledges the existence of a non-residential lease agreement executed with VICUNHA TELECOMUNICAÇÕES LTDA., on February 19, 1999, effective until February 1, 2013, which is liable for disposing of the area and goods leased by LESSOR, under the terms and conditions of the referred lease agreement, which is made part of this AGREEMENT as Exhibit III;

b) It is expressly set forth and authorized that, if LESSEE, in its sole discretion, pays any amount due by LESSOR, any values paid shall be set off by the values owed to it as monthly rent, as provided for in Article Third.

4. For the purposes of the provisions of items 1.1 and 1.2 of this Article, upon delivery of the INDUSTRIAL PLANT, LESSOR and LESSEE shall sign an Industrial Plant Delivery Receipt Sheet.

PARAGRAPH FIRST.

Exhibits I and II are part of this agreement for all legal purposes, and their contents represent the express declaration of delivery, existence and check of goods listed therein, their state of preservation, receipt, and liability taken over by LESSEE for its custody, safety, preservation, maintenance, and other covenants.

PARAGRAPH SECOND.

At its own expense, LESSEE shall be entitled to make any changes, reworks and refurbishments to the leased goods; however, any changes implying amendments to the original project and to the features of its main facilities shall be previously authorized in writing by LESSOR.

PARAGRAPH THIRD.

LESSEE represents that it exclusively leases the goods included in Exhibits I and II to perform the industrial activities provided for under its Articles of Association, and shall be entitled to place any machinery, equipment, fittings, properties, stock, fixtures, etc. of its own in the facilities of the leased real estate, as well as to remove them upon or before termination of this agreement, at any time it may deem convenient.

PARAGRAPH FOURTH.

LESSEE shall be entitled to increase the production and storage capacity of the INDUSTRIAL PLANT, which is hereby authorized, without need of any further actions.

ARTICLE SECOND - LEASE TERM.

The LEASE TERM shall be of 12 (twelve) years as from delivery date of the INDUSTRIAL PLANT, free and clear of any goods, occupants, tax registrations, and documents that are not part of this lease, and shall end 144 (one hundred and forty-four) months after receipt of the INDUSTRIAL PLANT by LESSEE.  Upon termination, LESSEE undertakes to return it as received, equally free and clear of any goods, occupants, and objects that are not part of this lease, irrespective of any judicial notice or summons.

PARAGRAPH FIRST.

Upon termination, the lease term may be renewed for an equal period of 12 (twelve) years, provided that LESSEE represents its intention in writing at least 180 (one hundred and eighty) days before the end of term, according to the following:

1. If LESSEE fails to return the INDUSTRIAL PLANT at the end of the term described in Article Second, or after the extension of the term set forth therein, while in possession of it, it shall pay a value equal to the last monthly rent readjusted under the terms of Paragraph First of Article Third hereof.

2. During the first effective year of this AGREEMENT, LESSEE shall be entitled to notify it and deem it terminated, according to the following terms:

a) By previous notice of 60 (sixty) days with no liens or penalties;

b) With no previous notice, through the payment of a fine equal to one monthly rent and a half effective at the time of termination of the AGREEMENT.

c) As from the second effective year of the AGREEMENT and until the end of the lease term, LESSEE shall be entitled to notify it and deem it terminated, according to the following terms:

d) By previous notice of 90 (ninety) days with no liens or penalties;

e) With no previous notice, through the payment of a fine equal to three monthly rents effective at the time of termination of the AGREEMENT.

f) If the agreement termination is not caused on the fault of LESSEE, LESSOR undertakes to promptly return LESSEE the advanced rent value provided for hereunder, which has not already been duly set off, and to pay a fine equal to a six-month rent, effective at the time of occurrence of the fact, notwithstanding any claim for damages and loss of profits, in connection with investments and refurbishments done and not refunded, and employment agreement terminations.

g) In the event the agreement is terminated on the fault of LESSEE, with values to be compensated for investments and improvements, the Parties agree that they shall seek a mutual and friendly way to adjust the values and the way of payment.

3. This AGREEMENT may be terminated at any time by LESSOR, in case of delay in rent payments and other charges agreed hereunder, for a period over 60 (sixty) days.

ARTICLE THIRD - VALUE OF MONTHLY RENT AND READJUSTMENTS.

The monthly rent shall be of BRL 180,000.00 (one hundred thousand and eighty reais), which LESSEE undertakes to pay on time until the 5th (fifth) day of the month after expiration, payable as per the instructions to be given by LESSOR afterwards, or by the legally authorized attorney-in-fact.

PARAGRAPH FIRST.

In the first 24 (twenty-four) effective months of the AGREEMENT, the monthly value owed by LESSEE to LESSOR shall be of BRL 180,000.00 (one hundred and eighty thousand reais), thereafter being readjusted on an annual basis, based on the variation of the IGP-M (General Price Index-Market) of Fundação Getúlio Vargas in the term of 12 (twelve) months prior to the readjustment determination.  If the IGP-M variation of the last twelve months, this is, from the thirteenth to the twenty fourth month of the agreement, is over 15% (fifteen percent), LESSEE shall pay a one-time fifty percent of such variation on the twenty-fifth month.  If the index is terminated and replaced, the substitute index shall be applied therefor.

PARAGRAPH SECOND.

Delay in payment of values agreed hereunder shall entitle LESSOR to collect a compensatory fine of 2% (two percent) on the debt balance due, adjusted by the General Price Index-Market (IGP-M) of Fundação Getúlio Vargas, plus interest of 1% (one percent) on a monthly basis, and attorneys’ fees, irrespective of any court action.  In the latter case, fees shall only be due as from collection by the authorized lawyer.

PARAGRAPH THIRD.

At any time and at its sole discretion, LESSEE shall be entitled to pay rents in advance, which shall be set off during the effectiveness of this AGREEMENT at any time deemed convenient, and therefore, determine the respective months in which the referred set off shall be made.

PARAGRAPH FOURTH.

LESSEE is hereby authorized to withhold 33% (thirty-three percent) of the monthly rent, for the purpose of creating a security fund for risks of investments described in the articles hereunder.  The Parties agree to set forth rules for the administration and use of such fund resources in a separate article.

ARTICLE FOURTH - TAXES, RATES AND CONTRIBUTIONS.

Taxes, rates, contributions, water and electricity bills applicable to the real estate, as from receipt of the INDUSTRIAL PLANT, as well as any other that may be applicable in the future during the effectiveness of the AGREEMENT, shall be exclusively borne by LESSEE, who undertakes to have the payment receipts thereof available in the pertinent months, on a monthly basis, for eventual controls by LESSOR.

PARAGRAPH FIRST.

During the effectiveness of this agreement, LESSEE shall be solely liable for paying all municipal, state, and federal taxes, as well as any social charges, FGTS [Guarantee Fund for Length of Service], payroll, and any other charges that may be applicable to the subject matter of the rent, at the time or in the future, as described in Article First.

PARAGRAPH SECOND.

LESSEE shall be released from any payment regarding any taxes or contributions applicable to the real estate with taxable events prior to the date of receipt of the INDUSTRIAL PLANT.

PARAGRAPH THIRD.

LESSEE shall be entitled to hire any personnel dismissed by LESSOR, and shall not be liable for any prior employment relationship, in connection with the payment of social, labor, security, or any other charges on such personnel for the previous period.  If any payment is required from it by reason of a claim declared res judicata whose payment is unavoidable, the value disbursed shall be deducted from the rents, which is hereby authorized by LESSOR.

ARTICLE FIFTH - DELIVERY, POSSESSION AND INSPECTION OF THE REAL ESTATE.

The delivery of the INDUSTRIAL PLANT to LESSEE under the terms of Article First hereunder, except for the classification therein provided, shall be made after its inspection, with a detailed description of the conditions in which it will be delivered, under the INDUSTRIAL PLANT DELIVERY AND POSSESSION TRANSMISSION SHEET to be

signed by the PARTIES, and may be objected to any of them and/or third parties, in the event of any existing attachment in the INDUSTRIAL PLANT.

PARAGRAPH FIRST.

If LESSEE, in its sole discretion, pays any amount due by LESSOR, it is expressly set forth that any values paid shall be set off by the values owed as monthly rent to LESSOR. Any values that may be advanced shall be updated by the General Price Index-Market of Fundação Getúlio Vargas (IGP-M) as of the date of actual set-off.

PARAGRAPH SECOND.

LESSOR undertakes to obtain from DESENBAHIA - AGÊNCIA DE FOMENTO DO ESTADO DA BAHIA S/A, successor of DESENBANCO - BANCO DE DESENVOLVIMENTO DO ESTADO DA BAHIA, its express consent to the terms of this Non-Residential Lease Agreement, as well as to obtain the formal commitment of not foreclosing the mortgages, or doing any other legal act that may cause a continuation resolution or operation impediment of the INDUSTRIAL PLANT leased hereunder from such agency.

PARAGRAPH THIRD.

LESSOR hereby authorizes LESSEE to use an installment of the monthly rent owed to it, in a percentage of up to 40% (forty percent), to pay DESENBAHIA - AGÊNCIA DE FOMENTO DO ESTADO DA BAHIA S/A, as mortgagor, which value shall be recognized as part of the total provided for in Article Third, to all legal effects.

ARTICLE SIXTH - SPECIAL PROVISIONS.

1. LESSEE shall not be entitled, without the prior written authorization by LESSOR, to transfer, sublease, or assign, the lease to third parties.

2. Any tolerance by the parties regarding the fulfillment of the obligations agreed shall be their sole freedom, and shall not entitle the novation provided in the Brazilian Civil Code; therefore, the articles of this agreement shall not be applicable, which shall be effective as agreed and as if no favor had been given.

3. During the effectiveness of this agreement, LESSEE shall be liable for any preventive and corrective maintenance of machinery, equipment, fittings, furniture, and fixtures. Except for the replacement of any parts or fittings of the equipment of Diagram “C”, listed in Exhibit H, for which LESSOR shall be fully liable, seeking the initial monthly production of 5,500 tons/month (five thousand five hundred tons) of wheat milling.  This item shall be deemed as a condition precedent of this instrument.

4. LESSEE grants LESSOR the right to inspect the INDUSTRIAL PLANT leased, at its request, on a day and time previously agreed, and such shall accept the inspection request by LESSEE for any legal purpose.

5. During the whole effective term of this agreement, LESSOR shall ensure LESSEE the pacific use and enjoyment of the INDUSTRIAL PLANT.  Any events that may threaten or jeopardize the use and enjoyment of the INDUSTRIAL PLANT by LESSEE shall be solved by LESSOR as soon as possible, and mutually agreed by the PARTIES, under the penalty of LESSOR being held liable for damages and loss of profits actually occurred. LESSOR shall pay a fine equal to two daily rents, in case the INDUSTRIAL PLANT is interrupted on its fault.  Therefore, the rent effective on the month of the event, divided into 30 (thirty) days, shall be deemed as daily rent.  Any discount of rents hereby authorized shall be made when the next rent is due.

6. LESSEE represents that it leases the referred machinery, equipment, fittings, furniture, and fixtures exclusively for business purposes.  LESSEE shall not be entitled to sublease any of them, in whole or in part, and shall keep them within the real estate leased.

7. LESSOR expressly authorizes LESSEE to do any useful and/or necessary works and improvements at the INDUSTRIAL PLANT leased, which, if cannot be removed upon termination of the AGREEMENT, shall be part of it and shall be compensated to LESSEE. If the whole term of the agreement is completed, no compensation shall be made.

8. Except for any works regarding the security of the INDUSTRIAL PLANT, corresponding to LESSOR, LESSEE undertakes to do any other works conducive to keep it in good state of hygiene, cleaning and security with the sanitation, lighting, and any other fittings in proper state of repair and operation, in order to return them as they were, upon termination of this AGREEMENT, except for wear and tear resulting from the normal and natural lapse of time.

9. LESSOR shall be liable, as a protection measure of the INDUSTRIAL PLANT, for hiring a renowned insurance company chosen by it to execute a fire insurance policy, for the whole lease term, paying the corresponding premiums, whose beneficiary shall be LESSOR, except for the compensation that may be applicable to the goods and interests of LESSEE.

10. The insurance value shall be the one specified in a valuation prepared by the insurance company chosen or by a company specialized in valuations, and its value shall be adjusted on an annual basis according to the variation of the General Price Index-Market (IGP-M) of Fundação Getúlio Vargas.  In the event of termination and/or non-

disclosure of such index, the General Price Index-Industry (IGP-DI) of Fundação Getúlio Vargas shall be used.  If such other index is also terminated, and/or is no longer disclosed, the PARTIES, by mutual agreement, shall provide for a new index specifying the actual devaluation of currency occurred in the period and whose application is accepted by the pertinent legislation and regulations.

11. LESSEE shall take any necessary actions to obtain all authorizations, licenses and permits from municipal, state and federal agencies necessary for the operation of the INDUSTRIAL PLANT.  Therefore, LESSOR shall provide LESSEE with a copy of the documentation and any other information necessary to obtain such authorizations, licenses and permits, including architectonic and engineering plans and surveys.

12. LESSEE is granted the right to assign, transfer and/or sublease, in whole or in part, the INDUSTRIAL PLANT, subject to this AGREEMENT, to any controlled, related and/or associated companies, which are part of the same group of companies of LESSEE.

13. Any notices, notifications, and communications regarding this AGREEMENT shall be delivered by company register, or by a registered letter with return receipt, at the addresses specified in the identification of the PARTIES.

14. LESSEE is recognized the preemptive right to purchase the INDUSTRIAL PLANT herein leased, in the same conditions granted to third parties, as provided in section 27 and following sections of Act 8,245 dated 11/11/1991 (Non-Residential Lease), and due information on the business through notice shall be given by LESSOR, which shall contain all transaction terms and, specially, the price, the way of payment, the existence of mortgages, as well as the place and time in which the pertinent documentation may be examined.  Therefore, the term for LESSEE to exercise the purchase option shall be of at least 60 (sixty) days.

15. LESSOR assumes the liability to convene an Extraordinary General Meeting for the next eight days, exclusively for such purpose, in order to approve the execution of this AGREEMENT, which is signed ad referendum.

16. LESSOR shall offer any necessary assistance to obtain the federal authorization for the operation the INDUSTRIAL PLANT’s silos as bonded warehouses.

17. The Parties agree that the first payment of the rent value shall be paid fully by LESSOR, without any withholdings provided hereunder.

ARTICLE SEVENTH - GENERAL PROVISIONS.

1. In case the INDUSTRIAL PLANT subject to this AGREEMENT is sold to third parties, LESSOR undertakes to fulfill the obligations herein agreed, and binds itself to cause the eventual purchaser fulfill any terms and conditions of this AGREEMENT.

2. For the purposes of the provision of item 1 above, this AGREEMENT shall be filed with the pertinent Real Estate Title Register along with the real estate registration.

3. If the INDUSTRIAL PLANT herein leased is expropriated, LESSOR shall be released from all the terms of this AGREEMENT, being LESSEE entitled to obtain any applicable compensation from the expropriating party.

4. This AGREEMENT binds the PARTIES and their successors of any kind whatsoever, under all the terms and conditions herein provided.

ARTICLE EIGHTH - CONDITIONS PRECEDENT.

The following conditions and obligations of LESSOR are conditions precedent for full operation of law, without which this instrument will not be valid, under the terms of section 125 of the Brazilian Civil Code, which shall be cumulative, and shall not grant any rights to LESSOR nor to LESSEE, having no effects between them for all legal purposes, and there being nothing due at any capacity whatsoever, in the term of up to 120 (one hundred and twenty) days as from the execution of this instrument:

1. The INDUSTRIAL PLANT subject to this AGREEMENT shall be delivered to LESSEE in the term of up to 120 (one hundred and twenty) days as from the execution date of this instrument, free and clear of any goods, occupants, and liens other than those expressly mentioned in Article First hereof, necessary for LESSEE to operate the referred INDUSTRIAL PLANT on an appropriate basis.

2. The express consent to any terms of this agreement shall be obtained from DESENBAHIA - AGÊNCIA DE FOMENTO DO ESTADO DA BAHIA S/A, as well as the suspension of any foreclosures against LESSOR.

3. Any tax benefits shall be obtained by LESSEE to reduce the calculation base and financing of the ICMS [VAT] from Entities and Agencies of the State of Bahia.

4. LESSOR shall refinance or settle any tax debts owed to the State of Bahia, and any debts owed to DESENBAHIA - AGÊNCIA DE FOMENTO DO ESTADO DA BAHIA S/A in order to avoid the foreclosure or the cancelation of operations of the INDUSTRIAL PLANT.

5. Any operation permits, licenses and other registrations required for the full operation of the INDUSTRIAL PLANT shall be obtained, by reason of any impediment caused by deficiencies in LESSOR’s registrations.

6. All utility bills shall be settled in order to enable LESSEE to occupy the INDUSTRIAL PLANT on an appropriate basis.

7. The termination of the required period of time to set the INDUSTRIAL PLANT in motion, according to article sixth, item three, is also deemed as a condition precedent.

SOLE PARAGRAPH.

Failure by LESSEE to comply with any of the conditions precedent herein provided shall not be deemed as a cause for termination.

ARTICLE NINTH - ARBITRATION.

1. Any litigation, dispute, claim resulting from, or related to, this AGREEMENT, or the breach, termination or its validity, shall be finally solved by arbitration.  The arbitration shall be conducted by the International Chamber of Commerce (ICC), according to the ICC Rules effective at the time of the arbitration, except for the ones amended herein or by mutual agreement between the parties.  The arbitration venue shall be in the City of Salvador, Bahia, Brazil, and shall be conducted in the official language.

2. The arbitration shall be performed by three arbitrators.  The party requesting the arbitration (hereinafter, the “Requesting Party”) shall appoint an arbitrator in its request for arbitration (hereinafter, the “Request”).  The other party (hereinafter, the “Requested Party”) shall appoint its arbitrator within 30 days as from receipt of the Request, and shall notify it to the Requesting Party in writing.  If, in the term of 30 days as from receipt of the Request by the Requested Party, no party has appointed its arbitrator, the ICC shall appoint one of them.  The first two arbitrators appointed according to this provision shall appoint a third arbitrator within 30 days after the Requested Party notifies the Requesting Party of its appointment, or, if one party fails to make the referred appointment, within 30 days after the ICC has notified the parties, and any arbitrator already appointed, to notify them of the appointment of an arbitrator on behalf of the defaulting party.  Upon acceptance of the appointment by the third arbitrator, both appointing arbitrators shall promptly notify it to the parties.  If the first two arbitrators fail to appoint a third one, or fail to notify the parties as provided within the term specified above, the ICC shall appoint a third arbitrator and shall notify such appointment to the parties.  The third arbitrator shall act as President of the Tribunal.

3. The award shall be issued in writing, final, and binding upon the Parties, and shall include its grounds.  The award may include a decision regarding legal expenses, including attorneys’ fees and disbursements.

4. The Court of the State of Bahia has jurisdiction to enforce the award, as well as any injunctions or measures that may be ordered during the arbitration.  However, the Parties acknowledge that, before the arbitration proceeding described herein is started, and solely until the referred proceeding starts, they are entitled to submit any request for injunctions or other measures related to the disputes arising from this Agreement before the Court of the State of Bahia.

ARTICLE NINTH - AGREEMENT VENUE.

The Parties choose the venue of the City of Salvador, Bahia, excluding any other whatever privileged it may be, to solve eventual doubts resulting from this AGREEMENT, which may not be solved in a friendly manner, and binds the parties to its full performance, per se, and their successors and assigns in any capacity.

IN WITNESS WHEREOF, the PARTIES execute this instrument in 3 (three) identical copies to a sole legal effect, before two witnesses signing below.

Salvador, June 14, 2005.

LESSOR: [Signatures] S/A MOINHO DA BAHIA

LESSEE: [Signature] MOINHO CANUELAS LTDA.

GUARANTOR: [Signature] MOLINO CAÑUELAS LTDA.

WITNESSES: 1. [Signature]. 2. [Blank] [Signatures]

[Seal:] Notarial Register No. 1. I certify the signature of Alonso José Souza, Salvador, June 28, 2005. I attest [signature]. Authorized Notary Public.

[Seal:] Real Estate Title Register No. 4, Salvador, Bahia.

[Seal:] I certify the signature of Carlos Adriano Navilli, Salvador, June 15, 2005. I attest [signature]. Nilza Osorio Pimentel Dantas Fontes. Substitute Notary Public.

[Seal:] Notarial Register No. 5. It is a true copy of the original document I had before me, Salvador, July 6, 2011. I attest [signature]. Joselita Nascimento da Costa. Notary Public.

THIS IS A TRUE TRANSLATION into English of the document attached issued in Portuguese, I had before me, I attest, in the Autonomous City of Buenos Aires, on April 21, 2017.

ES TRADUCCIÓN FIEL al idioma inglés del documento adjunto redactado en idioma portugués, que tuve a la vista y al cual me remito, en la Ciudad Autónoma de Buenos Aires, el 21 de abril de 2017.